UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On July 13, 2014, Whiting Petroleum Corporation (the “Company” or “Whiting”) entered into a definitive agreement among a wholly-owned subsidiary of the Company (“Whiting Canadian Sub”) and Kodiak Oil & Gas Corp. (“Kodiak”) under which Whiting Canadian Sub would acquire all of the outstanding common shares of Kodiak as part of a plan of arrangement (the “Arrangement”). In connection with the Arrangement, the Company solicited and received the required consent of the holders of the outstanding $800,000,000 aggregate principal amount of Kodiak 8.125% Senior Notes Due 2019 (the “2019 Notes”), $350,000,000 aggregate principal amount of Kodiak 5.500% Senior Notes Due 2021 (the “2021 Notes”) and $400,000,000 aggregate principal amount of Kodiak 5.500% Senior Notes Due 2022 (the “2022 Notes” and, together with the 2019 Notes and 2021 Notes, the “Kodiak Notes”), to adopt certain amendments to the indentures (the “Kodiak Indentures”) under which the Kodiak Notes were issued (the “Consent Solicitations”). In connection with the Consent Solicitations, Whiting offered to (i) issue an unconditional and irrevocable guarantee (the “Whiting Guarantee”) of the prompt payment, when due, of any amount owed to the holders of the Kodiak Notes under the Kodiak Notes and the Kodiak Indentures and any other amounts due pursuant to the Kodiak Indentures and (ii) make a cash payment in respect of consents delivered in the Consent Solicitations (the “Consent Solicitations and Offers to Guarantee”). The Consent Solicitations and Offers to Guarantee expired at 5:00 p.m., New York City time, on October 17, 2014 and all required consents were received. On October 17, 2014, Whiting, Kodiak, certain Kodiak subsidiary guarantors, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, entered into supplemental indentures to each Kodiak Indenture (the “Supplemental Indentures”) that include the amendments to the Kodiak Indentures and the Whiting Guarantee. The Supplemental Indentures became effective on October 17, 2014, but the amendments will not become operative and the Whiting Guarantee will not be issued until the completion of the Arrangement.

The descriptions of the Supplemental Indentures set forth above are qualified by reference to the Supplemental Indentures filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The Whiting Guarantees are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-183729) that the Company filed with the Securities and Exchange Commission. The Company is filing Exhibit 5.1 and Exhibit 23.1 as part of this Current Report on Form 8-K for purposes of such Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(4.1)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 8.125% Senior Notes Due 2019.

(4.2)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2021.

(4.3)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2022.

(5.1)	Opinion of Foley & Lardner LLP.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: October 20, 2014	By:	/s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(4.1)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 8.125% Senior Notes Due 2019.

(4.2)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2021.

(4.3)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2022.

(5.1)	Opinion of Foley & Lardner LLP.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).